Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), is dated as of January __, 2014, and is entered into by and among California Gold Corp., a Nevada corporation (the “Company”), and the Buyer(s) set forth on the signature pages affixed hereto (individually, a “Buyer” or collectively, the “Buyers”).

WITNESSETH:

WHEREAS, the Company and the Buyer(s) are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to Section 4(a)(2) and/or Rule 506(b) of Regulation D (“Regulation D”) and/or Regulation S (“Regulation S”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall sell to the Buyers, as provided herein, and the Buyers shall purchase (the “Offering”) a minimum of $2,500,000 principal amount (the “Minimum Amount”) up to a maximum of $3,500,000 principal amount (the “Maximum Amount”) at a purchase price of 100% (par) (the “Purchase Price”) of 10% Convertible Promissory Notes (the “Notes”) which shall automatically convert into shares of the Company’s to be authorized Series C convertible preferred stock, $0.001 par value per share (the “Series C Preferred Stock”), at a conversion price (the “Conversion Price”) of $0.005 per share, upon the Company’s filing of a Certificate of Designation of Series C Convertible Preferred Stock, a copy of which is attached hereto in draft form as Exhibit C, with the Secretary of State of the State of Nevada, and which Series C Preferred Stock shall be convertible into shares of the Company’s common stock, $0.001 per share (the “Common Stock”), at the Conversion Price  (as converted into Common Stock, the “Conversion Shares,” and together with the Series C Preferred Stock, the “Securities”); and the total Purchase Price shall be allocated among the Buyer(s) in the respective amounts set forth on the Buyer Signature Page(s), affixed to these Agreements (the “Subscription Amount”); and

WHEREAS, the Notes, subject to earlier conversion, will be due and payable three (3) months from the date of issuance, with a possible extension by the Company for up to an additional three (3) months if additional time is required to complete the Reverse Split (defined below) and Series C Preferred Stock designation process, and will accrue interest at the rate of 10% per annum, with such interest being due and payable at maturity; and

WHEREAS, promptly following the closing of the Offering, the Company will proceed to effect a reverse stock split within a range of one-for-twenty-five (1:25) to one-for-one thousand (1:1,000) with the exact ratio of the Reverse Split to be determined by the Board of Directors of the Company in its sole discretion (the “Reverse Split”) such that if, for example, the Board of Directors determines that the Reverse Split ratio should be one-for-one hundred (1:100), the Conversion Price will be adjusted to $0.50 per share; and

WHEREAS, the aggregate proceeds from the sale of the Notes shall be held in escrow pursuant to the terms of an escrow agreement by and between the Company and the Escrow Agent (as defined below) (the “Escrow Agreement”); and

WHEREAS, in conjunction with the Offering, the Company intends to acquire, through a share exchange (the “MVP Acquisition”), a patent portfolio referred to as the “Drive By Patents” and all of the intellectual property, patents, rights, and applications, records, reports, claims and causes of action otherwise owned, acquired or licensed to MVP Portfolio, LLC (“MVP Portfolio”) which transaction shall close contemporaneously with the first closing on the Offering.  Each Buyer will receive contemporaneous herewith a draft of a Current Report on Form 8-K for the Company describing the MVP Acquisition and MVP Portfolio, including a description of important risks and other considerations, and such draft Current Report and the existing filings and reports of the Company with the Securities and Exchange Commission (“SEC”) at WWW.SEC.GOV will be the information made available by the Company in connection with the Offering (collectively, the “Information Package”); and

WHEREAS, approximately $375,000 of outstanding debt held by MVP Portfolio’s sole member, MV Patents LLC may be converted into Series C Preferred Stock on a dollar for dollar basis at a per share price equal to the Conversion Price as adjusted for the Reverse Split but such conversion of debt will not be applied towards satisfying the Minimum Amount; and

WHEREAS, the Offering proceeds will be utilized by the Company as set forth herein; and

WHEREAS, additionally, in connection with the Offering, the Company may utilize one or more placements agents (the “Placement Agents”) who may receive up to 10% of the gross Offering proceeds as fees; and

WHEREAS, in connection with the Offering, the Company expects to issue to its director, David Rector and MV Patents LLC, an aggregate of Twenty Thousand (20,000) shares (calculated on a post-Reverse Split basis) of its newly designated Series D Convertible Preferred Stock (the “Series D Preferred Stock”) that will be equivalent in all respects to Common Stock, other than each share of Series D Preferred Stock shall be entitled to cast 1,000 votes per share and will have a liquidation preference equal to $0.10 per share.  Each share of Series D Preferred Stock shall automatically convert into One (1) share of Common Stock on the earlier of: (i) listing the Company’s securities on a national securities exchange and (ii) a change of control of the Company.  A copy of the draft Certificate of Designation of the Series D Preferred Stock is attached hereto as Exhibit D.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Buyer(s) hereby agree as follows:

IMPORTANT INVESTOR NOTICES

NO OFFERING LITERATURE OR ADVERTISEMENT IN ANY FORM MAY BE RELIED UPON IN THE OFFERING OF THESE SECURITIES EXCEPT FOR THIS AGREEMENT AND ANY SUPPLEMENTS HERETO, AND NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS EXCEPT THOSE CONTAINED HEREIN.

THIS AGREEMENT IS CONFIDENTIAL AND THE CONTENTS HEREOF MAY NOT BE REPRODUCED, DISTRIBUTED OR DIVULGED BY OR TO ANY PERSONS OTHER THAN THE RECIPIENT OR ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.  EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT, ACKNOWLEDGES AND AGREES TO THE FOREGOING RESTRICTIONS.

THIS AGREEMENT DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT YOU MAY DESIRE IN EVALUATING THE COMPANY, OR AN INVESTMENT IN THE OFFERING. THIS AGREEMENT DOES NOT CONTAIN ALL OF THE INFORMATION THAT WOULD NORMALLY APPEAR IN A PROSPECTUS FOR AN OFFERING REGISTERED UNDER THE SECURITIES ACT.  YOU MUST CONDUCT AND RELY ON YOUR OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN DECIDING WHETHER TO INVEST IN THE OFFERING.

THIS AGREEMENT CONTAINS A SUMMARY OF CERTAIN PROVISIONS OF VARIOUS DOCUMENTS RELATING TO THE OPERATIONS OF THE COMPANY.  THESE SUMMARIES DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE TEXTS OF THE ORIGINAL DOCUMENTS.

THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO ANY PERSON OR IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION IS UNLAWFUL OR NOT AUTHORIZED.  EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT AGREES TO RETURN IT AND ALL RELATED DOCUMENTS IF SUCH PERSON DOES NOT PURCHASE ANY OF THE SECURITIES DESCRIBED HEREIN.

NEITHER THE DELIVERY OF THIS AGREEMENT AT ANY TIME NOR ANY SALE OF SECURITIES HEREUNDER SHALL IMPLY THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.  THE COMPANY WILL EXTEND TO EACH PROSPECTIVE INVESTOR (AND TO ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, IF ANY) THE OPPORTUNITY, PRIOR TO ITS PURCHASE OF SHARES, TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY CONCERNING THE OFFERING AND TO OBTAIN ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES THE SAME OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN.  ALL SUCH ADDITIONAL INFORMATION SHALL ONLY BE PROVIDED IN WRITING AND IDENTIFIED AS SUCH BY THE COMPANY THROUGH ITS DULY AUTHORIZED OFFICERS AND/OR DIRECTORS ALONE; NO ORAL INFORMATION OR INFORMATION PROVIDED BY ANY BROKER OR THIRD PARTY MAY BE RELIED UPON.

NO REPRESENTATIONS, WARRANTIES OR ASSURANCES OF ANY KIND ARE MADE OR SHOULD BE INFERRED WITH RESPECT TO THE ECONOMIC RETURN, IF ANY, THAT MAY ACCRUE TO AN INVESTOR IN THE COMPANY.

THIS AGREEMENT CONTAINS FORWARD-LOOKING STATEMENTS REGARDING THE COMPANY’S PERFORMANCE, STRATEGY, PLANS, OBJECTIVES, EXPECTATIONS, BELIEFS AND INTENTIONS.  THE OUTCOME OF THE EVENTS DESCRIBED IN THESE FORWARD-LOOKING STATEMENTS IS SUBJECT TO SUBSTANTIAL RISKS, AND ACTUAL RESULTS COULD DIFFER MATERIALLY.  THE SECTIONS ENTITLED “EXECUTIVE SUMMARY,” “RISK FACTORS,” AND “DESCRIPTION OF BUSINESS,” AND OTHER INFORMATION IN ANY SEC FILING OR REPORT, AS WELL AS THIS AGREEMENT GENERALLY, AND IN ANY DOCUMENT THAT ACCOMPANIES OR IS PROVIDED IN CONNECTION WITH THIS AGREEMENT, CONTAIN DISCUSSIONS OF RISKS AND SOME OF THE FACTORS THAT COULD CONTRIBUTE TO DIFFERENCES.

THE CONVERSION PRICE OF THE NOTES HAS BEEN DETERMINED ARBITRARILY.  THE CONVERSION PRICE OF THE NOTES DOES NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS OR BOOK VALUE OF THE COMPANY, OR TO POTENTIAL ASSETS, EARNINGS, OR BOOK VALUE OF THE COMPANY.  THE COMPANY’S COMMON STOCK IS THINLY TRADED AND THERE CAN BE NO ASSURANCE THAT AN ACTIVE TRADING MARKET IN ANY OF THE COMPANY’S SECURITIES WILL DEVELOP OR BE MAINTAINED.  THE PRICE OF SHARES QUOTED ON THE OTC MARKETS, INC. QB TIER OR TRADED ON ANY EXCHANGE MAY BE IMPACTED BY A LACK OF LIQUIDITY OR AVAILABILITY OF SHARES FOR PUBLIC SALE AND ALSO WILL NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS, BOOK VALUE OR POTENTIAL PROSPECTS OF THE COMPANY OR APPLICABLE QUOTED OR TRADING PRICES THAT MAY EXIST FOLLOWING REGISTRATION OR THE LAPSE OF RESTRICTIONS ON THE SECURITIES SOLD PURSUANT TO THE OFFERING OR OTHER RESTRICTIONS. SUCH PRICES SHOULD NOT BE CONSIDERED ACCURATE INDICATORS OF FUTURE QUOTED OR TRADING PRICES THAT MAY SUBSEQUENTLY EXIST.

THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART FOR ANY REASON OR FOR NO REASON. THE COMPANY IS NOT OBLIGATED TO NOTIFY RECIPIENTS OF THIS AGREEMENT WHETHER ALL OF THE SHARES OFFERED HEREBY HAVE BEEN SOLD.

SUBSCRIBERS MAY BE DEEMED TO BE IN POSSESSION OF MATERIAL NON-PUBLIC INFORMATION WITHIN THE MEANING OF THE UNITED STATES SECURITIES LAWS AND REGULATIONS REGARDING A PUBLIC COMPANY. THIS AGREEMENT CONTAINS CONFIDENTIAL INFORMATION CONCERNING THE COMPANY, AND HAS BEEN PREPARED SOLELY FOR USE IN CONNECTION WITH THE OFFERING DESCRIBED HEREIN. ANY USE OF THIS INFORMATION FOR ANY PURPOSE OTHER THAN IN CONNECTION WITH THE CONSIDERATION OF AN INVESTMENT IN THE SECURITIES OF THE COMPANY THROUGH THE OFFERING DESCRIBED HEREIN MAY SUBJECT THE USER TO CIVIL AND/OR CRIMINAL LIABILITY. THE RECIPIENT, BY ACCEPTING THIS AGREEMENT, AGREES NOT TO: (I) DISTRIBUTE OR REPRODUCE THIS AGREEMENT, IN WHOLE OR IN PART, AT ANY TIME, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY; (II) TO KEEP CONFIDENTIAL THE EXISTENCE OF THIS DOCUMENT AND THE INFORMATION CONTAINED HEREIN OR MADE AVAILABLE IN CONNECTION WITH ANY FURTHER INVESTIGATION OF THE COMPANY; AND (III) REFRAIN FROM TRADING IN THE PUBLICLY-TRADED SECURITIES OF THE COMPANY OR ANY OTHER RELEVANT COMPANY FOR SO LONG AS SUCH RECIPIENT IS IN POSSESSION OF THE MATERIAL NON-PUBLIC INFORMATION CONTAINED HEREIN. SUBSCRIBERS ARE ADVISED THAT THEY SHOULD SEEK THEIR OWN LEGAL COUNSEL PRIOR TO EFFECTUATING ANY TRANSACTIONS IN THE PUBLICLY TRADED COMPANY’S SECURITIES.

FOR RESIDENTS OF ALL STATES

THIS OFFERING IS BEING MADE SOLELY TO “ACCREDITED INVESTORS,” AS SUCH TERM IS DEFINED IN RULE 501 OF REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND WILL BE OFFERED AND SOLD IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(2) THEREUNDER AND REGULATION D (RULE 506) OF THE SECURITIES ACT AND CORRESPONDING PROVISIONS OF STATE SECURITIES LAWS.

THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS AGREEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS AGREEMENT AS INVESTMENT, LEGAL, BUSINESS, OR TAX ADVICE.  EACH INVESTOR SHOULD CONTACT HIS, HER OR ITS OWN ADVISORS REGARDING THE APPROPRIATENESS OF THIS INVESTMENT AND THE TAX CONSEQUENCES THEREOF, WHICH MAY DIFFER DEPENDING ON AN INVESTOR’S PARTICULAR FINANCIAL SITUATION.  IN NO EVENT SHOULD THIS AGREEMENT BE DEEMED OR CONSIDERED TO BE TAX ADVICE PROVIDED BY THE COMPANY.

FOR FLORIDA SALES ONLY

FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OR CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.  PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST.

1. PURCHASE AND SALE OF NOTES.

(a) Purchase of Notes.  Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, each Buyer agrees, severally and not jointly, to purchase at Closing (as defined below), and the Company agrees to sell and issue to each Buyer, severally and not jointly, at Closing, Notes in principal amounts set forth on the Buyer Signature Page, attached hereto as Annex A, for each Buyer affixed hereto.  The Notes shall be substantially in the form attached as Exhibit A to this Agreement.  Upon execution of this Agreement on the Buyer Signature Page and completion of the Investor Certification, the Investor Profile and the Anti-Money Laundering Information Form (each attached hereto) by a Buyer, the Buyer shall wire transfer the Subscription Amount set forth on its Buyer Signature Page, in same-day funds in accordance with the instructions set forth immediately below, which Subscription Amount shall be held in escrow pursuant to the terms of the Escrow Agreement in substantially the form attached hereto as Exhibit B and disbursed in accordance therewith.

Wire Instructions

Bank Name:                                           PNC Bank
300 Delaware Ave.
Wilmington, DE 19801
ABA Routing Number:                                           031100089
Account Name:                                           CSC Trust Company of Delaware
Account Number:                                           5605012373
Reference:	FFC: California Gold Corp. Escrow; 79-2079 – [insert Subscriber’s name]

(b) Closing Date.  The initial closing of the purchase and sale of the Notes (the “Closing”) shall take place at 10:00 a.m. New York time on or before the 3rd business day following the satisfaction or waiver of the conditions to the Closing set forth herein and in Sections 5 and 6 below (or such later date as is mutually agreed to by the Company and the Buyer(s)).  There may be multiple Closings until the earlier of (i) such time as subscriptions for the sale of the Notes up to the Maximum Amount are accepted and (ii) February 28, 2014 (the date of any such Closing is hereinafter referred to as a “Closing Date”).  The Offering may be extended up to March 31, 2014 (the “Final Closing” and such date of the Final Closing, the “Final Closing Date”), without additional notice to Buyers.  Each Closing shall occur on a Closing Date at the offices of Gottbetter & Partners, LLP, 488 Madison Avenue, New York, New York 10022 (or such other place as is mutually agreed to by the Company and the Buyer(s)). Officers, directors and affiliates of the Company and the placement agent, if any, may purchase securities in the Offering.

(b) Escrow Arrangements; Form of Payment.  Upon execution hereof by the Buyer and pending the Closing, the Purchase Price shall be deposited in a non-interest bearing escrow account with CSC Trust Company of Delaware, as escrow agent (the “Escrow Agent”), pursuant to the terms of the Escrow Agreement.  Subject to the satisfaction of the terms and conditions of this Agreement, on the Closing Date, (i) the Escrow Agent shall deliver to the Company in accordance with the terms of the Escrow Agreement the Purchase Price for the Notes to be issued and sold to the Buyer(s) on such Closing Date, and (ii) the Company shall deliver to the Buyer(s), the Notes, duly executed on behalf of the Company.  In connection with this transaction, the Company shall pay to the Escrow Agent at the time of the Closing an certain escrow fees for services rendered by the Escrow Agent in such capacity hereunder.

(c) Acceptance of Subscriptions.  The Buyer understands and agrees that the Company, in its sole and absolute discretion, reserves the right to accept or reject this or any other subscription for the Notes, in whole or in part, notwithstanding prior receipt by the Buyer of notice of acceptance of this subscription.  If the subscription is rejected in whole or the offering of the Notes is terminated, all funds received by the Escrow Agent from the Buyer will be immediately returned without interest or offset, and this subscription shall thereafter be of no further force or effect.  If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this subscription will continue in full force and effect to the extend this subscription was accepted.

(d) Favored Nations Provision.  Other than in connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity which holders of such securities or debt are not at any time granted registration rights equal to or greater than those granted to the Buyers, (ii) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not primarily for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights equal to or greater than those granted to the Buyers, (iii) issuance of securities in connection with the acquisition of additional patents to expand the Company’s patent portfolio, (iv) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants, pursuant to plans that have been approved by a majority of the stockholders and a majority of the independent members of the board of directors of the Company or in existence as such plans are constituted on the date of this Agreement, (v) the Company’s issuance of securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement on the terms in effect on the Final Closing Date,  (vi) an issuance by the Company of securities resulting from the conversion of the Series C Preferred Stock, the Series D Preferred Stock or the Notes issued pursuant to this Agreement, (vii) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to consultants and service providers, and (viii) any and all securities required to be assumed by the Company by the terms thereof as a result of any of the foregoing even if issued by a predecessor acquired in connection with a business combination, merger or share exchange (collectively, the foregoing (i) through (viii) are “Excepted Issuances”), if at any time during the period beginning on the Final Closing Date and ending twelve (12) months thereafter, the Company shall  issue any Common Stock or securities convertible into or exercisable for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than $0.005 per share, being the pre-Reverse Split Conversion Price of the Notes hereunder, or as in effect at such time (the “Lower Price Issuance”), then the Company shall issue such additional number of shares of Series C Preferred Stock such that the Buyer shall hold that number of Conversion Shares, in total, had such Buyer purchased the Notes with a Conversion Price equal to the Lower Price Issuance.  Common Stock issued or issuable by the Company for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $0.001 per share of Common Stock.  The rights of Buyers set forth in this Section 1(d) are in addition to any other rights the Buyers have pursuant to this Agreement, the Series C Preferred Stock Certificate of Designation or any other agreement referred to or entered into in connection herewith or to which Buyers and Company are parties.  Notwithstanding anything herein or in any other agreement to the contrary, the Company shall only be required to make a single adjustment with respect to any Lower Price Issuance, regardless of the existence of multiple bases therefore.

(e) Extraordinary Events Regarding Common Stock.  In the event that the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Conversion Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Conversion Price then in effect. The Conversion Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein. The number of Conversion shares or shares of Series C Preferred Stock, as the case may be, that the Buyer shall thereafter be issued or obtain on the conversion Series C Preferred Stock shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section) be issuable on such conversion by a fraction of which (a) the numerator is the Conversion Price that would otherwise (but for the provisions of this Section) be in effect, and (b) the denominator is the Conversion Price in effect on the date of such exercise.

(f) Certificate as to Adjustments.  In each case of any adjustment or readjustment in the Conversion Shares or shares of Series C Preferred Stock issuable upon conversion of the Series C Preferred Stock, the Company, at its expense, will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms hereof and of the Series C Preferred Stock Certificate of Designation, as applicable, and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or other securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or other securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of Conversion Shares or shares of Series C Preferred Stock to be received. The Company will forthwith mail a copy of each such certificate to the Buyer.

2. BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer represents and warrants, severally and not jointly, as to such Buyer, that:

(a) Investment Purpose.  Each Buyer is acquiring the Notes (and, if applicable, upon conversion of the Notes, the Conversion Shares) for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act.  The Buyer agrees not to sell, hypothecate or otherwise transfer the Buyer’s securities unless such securities are registered under the federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such law is available.

(b) Residence of Buyer.  Each Buyer resides in the jurisdiction set forth on the Buyer Signature Page affixed hereto.

(c) Investor Status.  The Buyer meets the requirements of at least one of the suitability standards for an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D or is not a “U.S. Person” as that term is defined in Rule 902(k) of Regulation S, and as set forth on the Investor Certification attached hereto.

(d) Non-US Person.  If a Buyer is not a person in the United States or a U.S. Person (as defined in Rule 902(k) of Regulation S) or is not purchasing the Notes on behalf of a person in the United States or a U.S. Person:

(i) neither the Buyer nor any disclosed principal is a U.S. Person nor are they subscribing for the Notes for the account of a U.S. Person or for resale in the United States and the Buyer confirms that the Notes have not been offered to the Buyer in the United States and that this Agreement has not been signed in the United States;

(ii) the Buyer acknowledges that the Notes have not been registered under the Securities Act and may not be offered or sold in the United States or to a U.S. Person unless the securities are registered under the U.S. Securities Act and all applicable state securities laws or an exemption from such registration requirements is available, and further agrees that hedging transactions involving such securities may not be conducted unless in compliance with the U.S. Securities Act;

(iii) the Buyer understands that the Company is the seller of the Notes and underlying securities and that, for purposes of Regulation S, a “distributor” is any underwriter, dealer or other person who participates pursuant to a contractual arrangement in the distribution of securities sold in reliance on Regulation S and that an “affiliate” is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question.  Except as otherwise permitted by Regulation S, the Buyer and if applicable, the disclosed principal for whom the Buyer is acting, agrees that it will not, during a one year distribution compliance period, act as a distributor, either directly or through any affiliate, or sell, transfer, hypothecate or otherwise convey the Notes or underlying securities other than to a non-U.S. Person;

(iv) the Buyer acknowledges and understands that in the event the Notes are offered, sold or otherwise transferred by the Buyer to a non-U.S Person prior to the expiration of a one year distribution compliance period, the purchaser or transferee must agree not to resell such securities except in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and must further agree not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act; and

(v) neither the Buyer nor any disclosed principal will offer, sell or otherwise dispose of the Notes or the underlying securities in the United States or to a U.S. Person unless (A) the Company has consented to such offer, sale or disposition and such offer, sale or disposition is made in accordance with an exemption from the registration requirements under the Securities Act and the securities laws of all applicable states of the United States or, (B) the SEC has declared effective a registration statement in respect of such securities.

(e) Investor Qualifications.  The Buyer (i) if a natural person, represents that the Buyer has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Notes, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Notes, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Buyer is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity.  The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Buyer is a party or by which it is bound.

(f) Solicitation.  The Buyer is unaware of, is in no way relying on, and did not become aware of the offering of the Notes through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Notes and is not subscribing for the Notes and did not become aware of the offering of the Notes through or as a result of any seminar or meeting to which the Buyer was invited by, or any solicitation of a subscription by, a person not previously known to the Buyer in connection with investments in securities generally.

(g) Brokerage Fees.  The Buyer has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transaction contemplated hereby (other than commissions to be paid by the Company to the Placement Agents).

(h) Buyer’s Advisors.  The Buyer and the Buyer’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”), as the case may be, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Notes to evaluate the merits and risks of an investment in the Notes and the Company and to make an informed investment decision with respect thereto.

(i) Buyer Liquidity.  Each Buyer has adequate means of providing for such Buyer’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Notes for an indefinite period of time.

(j) High Risk Investment; Review of Risk Factors.  The Buyer is aware that an investment in the Notes involves a number of very significant risks and has carefully reviewed and understands the risks of, and other considerations relating to, the purchase of the Notes.  The Buyer has carefully considered the potential risks relating to the Company and a purchase of the Notes, and fully understands that the Notes are a speculative investment that involves a high degree of risk of loss of the Buyer’s entire investment. Among other things, the Buyer has carefully considered each of the risks described under the heading “Risk Factors” in the Company’s filings with the SEC and in the Information Package, when delivered, and which risk factors are incorporated herein by reference, and any additional disclosures in the nature of Risk Factors described herein.

(k) Reliance on Exemptions.  Each Buyer understands that the Notes are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

(l) Information.  Each Buyer and its Advisors have been furnished with all documents and materials, including the Transaction Documents (defined below) and the Information package relating to the business, finances and operations of the Company and information that Buyer requested and deemed material to making an informed investment decision regarding its purchase of the Notes.  Each Buyer and its Advisors have been afforded the opportunity to review such documents and materials, as well as the Company’s SEC Filings, as such term is defined below (hard copies of which were made available to the Buyer upon request to the Company or were otherwise accessible to the Buyer via the SEC’s EDGAR system), and the information contained therein.  Each Buyer and its Advisors have been afforded the opportunity to ask questions of the Company and its management.  Each Buyer understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company’s business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company.  Some of such information may include projections as to the future performance of the Company, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors both beyond and within the Company’s control.  Additionally, the Buyer understands and represents that he is purchasing the Notes notwithstanding the fact that the Company may disclose in the future certain material information the Buyer has not received, including its financial results for its current fiscal quarter.  Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its Advisors shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below.  Each Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Notes.

(m) Capitalization; Reverse Split.  The Buyer is aware of the Company’s current capitalization as set forth in Section 3(c) and Schedule 3(c) below.  As such, the Buyer acknowledges that the Company currently does not have a sufficient number of authorized shares of preferred stock to issue the Series C Preferred Stock or a sufficient number of shares of authorized Common Stock to issue the Conversion Shares but that, following the required shareholder vote, the filing of a certificate of designation for the Series C Preferred Stock and effectiveness of the Reverse Split, the Company will have sufficient authorized preferred stock to issue the Series C Preferred Stock and Common Stock to issue the Conversion Shares.

(n) No Other Representations or Information.  In evaluating the suitability of an investment in the Notes, the Buyer has not relied upon any representation or information (oral or written) other than as stated in this Agreement.  No oral or written representations have been made, or oral or written information furnished, to the Buyer or its Advisors, if any, in connection with the offering of the Notes.

(o) No Governmental Review.  Each Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Notes, or the fairness or suitability of the investment in the Notes, nor have such authorities passed upon or endorsed the merits of the offering of the Notes.

(p) Transfer or Resale.  (A) Each Buyer understands that: (i) the Notes have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the Securities Act (or a successor rule thereto) (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) except as otherwise set forth in this Agreement, neither the Company nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(B)  Each Buyer understands that on August 10, 2011, the Company ceased to be a “shell company” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Pursuant to Rule 144(i), securities issued by a former shell company (that is, the Notes (and the Conversion Shares)) that otherwise meet the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 until one year after the Company (a) is no longer a shell company; and (b) has filed current “Form 10 information” (as defined in Rule 144(i)) with the SEC reflecting that it is no longer a shell company, and provided that at the time of a proposed sale pursuant to Rule 144, the Company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act and has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports.  As a result, the restrictive legends on certificates for the Securities cannot be removed except in connection with an actual sale meeting the foregoing requirements or pursuant to an effective registration statement.

(q) Legends.  Each Buyer understands that the certificates or other instruments representing the Notes (and the Conversion Shares) shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

(r) Authorization, Enforcement.  This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(s) Receipt of Documents.  Each Buyer and its counsel have received and read in their entirety:  (i) this Agreement and each representation, warranty and covenant set forth herein; and (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; each Buyer has received answers to all questions such Buyer submitted to the Company regarding an investment in the Company; and each Buyer has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

(t) Trading Activities.  The Buyer’s trading activities with respect to the Company’s Common Stock shall be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of the principal market on which the Company’s Common Stock is listed or traded.  Neither the Buyer nor its affiliates has an open short position in the Common Stock of the Company and, except as set forth below, the Buyer shall not, and shall not cause any of its affiliates under common control with the Buyer, to engage in any short sale as defined in any applicable SEC or Financial Industry Regulatory Authority (FINRA) rules on any hedging transactions with respect to the Common Stock until the earlier to occur of (i) the third anniversary of the Closing Date and (ii) the Buyer(s) no longer own Common Stock.  Without limiting the foregoing, the Buyer agrees not to engage in any naked short transactions in excess of the amount of shares owned (or an offsetting long position) by the Buyer.

(u) Regulation FD.  Each Buyer acknowledges and agrees that all of the information received by it in connection with the transactions contemplated by this Agreement is of a confidential nature and may be regarded as material non-public information under Regulation FD promulgated by the SEC and that such information has been furnished to the Buyer for the sole purpose of enabling the Buyer to consider and evaluate an investment in the Notes and the Common Stock.  The Buyer agrees that it will treat such information in a confidential manner, will not use such information for any purpose other than evaluating an investment in the Notes, will not, directly or indirectly, trade or permit the Buyer’s agents, representatives or affiliates to trade in any securities of the Company while in possession of such information and will not, directly or indirectly, disclose or permit the Buyer’s agents, representatives or affiliates to disclose any of such information without the Company’s prior written consent.  The Buyer shall make its agents, affiliates and representatives aware of the confidential nature of the information contained herein and the terms of this section including the Buyer’s agreement to not disclose such information, to not trade in the Company’s securities while in the possession of such information and to be responsible for any disclosure or other improper use of such information by such agents, affiliates or representatives.  Likewise, without the Company’s prior written consent, the Buyer will not, directly or indirectly, make any statements, public announcements or other release or provision of information in any form to any trade publication, to the press or to any other person or entity whose primary business is or includes the publication or dissemination of information related to the transactions contemplated by this Agreement.

(v) No Legal Advice from the Company.  Each Buyer acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors.  Each Buyer is relying solely on such Advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

(w) No Group Participation.  Each Buyer and its affiliates is not a member of any group, nor is any Buyer acting in concert with any other person, including any other Buyer, with respect to its acquisition of the Notes.

(x) Reliance.  Any information which the Buyer has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities.  The Buyer further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Notes.  Within five (5) days after receipt of a request from the Company, the Buyer will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

(y) (For ERISA plan Buyers only).  The fiduciary of the ERISA plan represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities.  The Buyer fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Buyer fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;

(z) [The Buyer should check the Office of Foreign Assets Control (“OFAC”) website at http://www.treas.gov/ofac before making the following representations.] The Buyer represents that the amounts invested by it in the Company in the Notes were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations.  Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac.  In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

(aa) To the best of the Buyer’s knowledge, none of: (1) the Buyer; (2) any person controlling or controlled by the Buyer; (3) if the Buyer is a privately-held entity, any person having a beneficial interest in the Buyer; or (4) any person for whom the Buyer is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs.  Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph.  The Buyer agrees to promptly notify the Company should the Buyer become aware of any change in the information set forth in these representations.  The Buyer understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Buyer, either by prohibiting additional subscriptions from the Buyer, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and a broker may also be required to report such action and to disclose the Buyer’s identity to OFAC.  The Buyer further acknowledges that the Company may, by written notice to the Buyer, suspend the redemption rights, if any, of the Buyer if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any broker or any of the Company’s other service providers.  These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

(bb) To the best of the Buyer’s knowledge, none of: (1) the Buyer; (2) any person controlling or controlled by the Buyer; (3) if the Buyer is a privately-held entity, any person having a beneficial interest in the Buyer; or (4) any person for whom the Buyer is acting as agent or nominee in connection with this investment is a senior foreign political figure2, or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below; and

(cc) If the Buyer is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Buyer receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Buyer represents and warrants to the Company that:

1	These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

2
A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3	“Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4
A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that:

(a) Organization and Qualification.  The Company and each of its subsidiaries is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its formation, and has the requisite corporate power to own its properties and to carry on its business as now being conducted.  The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect, as defined below.

(b) Authorization, Enforcement, Compliance with Other Instruments.  (i) The Company and each of its subsidiaries has the requisite corporate power and authority to enter into and perform this Agreement or any of the other agreements and documents that are exhibits hereto or are contemplated hereby or necessary or desirable to effect the transactions contemplated hereby (the “Transaction Documents”) to which it is a party and to issue the Notes in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes and the reservation for issuance of the Conversion Shares have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents will be duly executed and delivered by the Company, (iv) the Transaction Documents when executed will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

(c) Capitalization.  The authorized capital stock of the Company consists of 300,000,000 shares of Common Stock, $0.001 par value per share. As of the date hereof, the Company has 125,101,260 shares of Common Stock issued and outstanding and 22,000,000 shares of Series A Preferred Stock (convertible into a like number of shares of Common Stock) issued and outstanding.  No shares of Common Stock of the Company are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company.  As of the date of this Agreement and except as set forth on Schedule 3(c), (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock or membership interests of the Company or contracts, commitments, understandings or arrangements by which the Company subsidiaries is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock or membership interests of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) other than with respect to the registration statement declared effective by the SEC on May 22, 2013 (the “May 2013 Registration Statement”), there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its securities under the Securities Act, and (iv) other than the May 2013 Registration Statement, there are no outstanding registration statements and there are no outstanding comment letters from the SEC or any other regulatory agency.  Other than as indicated on Schedule 3(c), there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Notes as described in this Agreement. The Notes, when issued, will be free and clear of all pledges, liens, encumbrances and other restrictions (other than those arising under federal or state securities laws as a result of the issuance of the Notes).  No co-sale right, right of first refusal or other similar right exists with respect to the Notes or the issuance and sale thereof.  The issuance and sale of the Notes will not result in a right of any holder of Company securities to adjust the exercise, exchange or reset price under such securities. The Company has made available to the Buyer true and correct copies of the Company’s Articles of Incorporation, and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities exercisable for Common Stock and the material rights of the holders thereof in respect thereto. A post-Closing pro forma capitalization table is also included in Schedule 3(c).

(d) Issuance of Securities.  The Notes are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, are free from all taxes, liens and charges with respect to the issue thereof.  The Conversion Shares have been duly authorized and, on a post-Reverse Split basis, reserved for issuance.  Upon conversion in accordance with the Transaction Documents, the Conversion Shares will be duly issued, fully paid and non-assessable.  The Company will take all steps necessary to authorize the Series C Preferred Stock and, upon conversion in accordance with the terms of the Notes, the Series C Preferred Stock shall be duly issued, fully paid and non-assessable.

(e) No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation, By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the OTC Markets on which the Common Stock is quoted) applicable to the Company or by which any property or asset of the Company is bound or affected except for those which could not reasonably be expected to have a material adverse effect on the assets, business, condition (financial or otherwise), results of operations or future prospects of the Company taken as a whole (a “Material Adverse Effect”).  Except those which could not reasonably be expected to have a Material Adverse Effect, the Company is not in violation of any term of or in default under its Articles of Incorporation or By-laws.  Except as set forth on Schedule 3(e) and except for those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or any subsidiary. The business of the Company and each subsidiary is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity.  Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Escrow Agreement in accordance with the terms hereof or thereof.  All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.  The Company is unaware of any facts or circumstance, which might give rise to any of the foregoing.

(f) Absence of Litigation.  There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company or any subsidiary, wherein an unfavorable decision, ruling or finding would (i) adversely affect the validity or enforceability of, or the authority or ability of the Company or any of its subsidiaries to perform its obligations under, this Agreement or any of the documents contemplated herein, or (ii) have a Material Adverse Effect.

(g) Acknowledgment Regarding Buyer’s Purchase of the Notes.  The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby.  The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by such Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer’s purchase of the Notes.  The Company further represents to the Buyers that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

(h) No General Solicitation.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Notes.

(i) No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Notes under the Securities Act or cause this offering of the Notes to be integrated with prior offerings by the Company for purposes of the Securities Act.

(j) Employee Relations.  Neither the Company nor any subsidiary is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened.  Neither the Company nor any subsidiary is a party to any collective bargaining agreement.  None of the Company’s or its subsidiaries’ employees is a member of a union and the Company believes that its and its subsidiaries’ relationship with their respective employees is good.

(k) Environmental Laws.

(i) The Company and each subsidiary has complied with all applicable Environmental Laws (as defined below), except for violations of Environmental Laws that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.  There is no pending or, to the knowledge of the Company, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request, relating to any Environmental Law involving the Company or any subsidiary, except for litigation, notices of violations, formal administrative proceedings or investigations, inquiries or information requests that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.  For purposes of this Agreement, “Environmental Law” means any federal, state or local law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including without limitation any statute, regulation, administrative decision or order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including without limitation emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (v) the protection of wild life, marine life and wetlands, including without limitation all endangered and threatened species; (vi) storage tanks, vessels, containers, abandoned or discarded barrels, and other closed receptacles; (vii) health and safety of employees and other persons; and (viii) manufacturing, processing, using, distributing, treating, storing, disposing, transporting or handling of materials regulated under any law as pollutants, contaminants, toxic or hazardous materials or substances or oil or petroleum products or solid or hazardous waste.  As used above, the terms “release” and “environment” shall have the meaning set forth in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”).

(ii) To the knowledge of the Company there is no material environmental liability with respect to any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Company or any subsidiary.

(iii) The Company and its subsidiaries (i) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (ii) are in compliance with all terms and conditions of any such permit, license or approval.

(l) Title.  The Company and its subsidiaries have good and marketable title to all of its personal property and assets free and clear of any material restriction, mortgage, deed of trust, pledge, lien, security interest or other charge, claim or encumbrance which would have a Material Adverse Effect.

(m) No Material Adverse Breaches, etc.  Neither the Company nor any subsidiary is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect.  Neither the Company nor any subsidiary is in breach of any contract or agreement which breach, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect.

(n) Tax Status.  The Company has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company or such subsidiary has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due from the Company or any subsidiary by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(o) Certain Transactions.  Except for arm’s length transactions pursuant to which the Company or any subsidiary makes payments in the ordinary course of business upon terms no less favorable than the Company or any subsidiary could obtain from third parties, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any subsidiary could (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(p) Rights of First Refusal.  The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties.

(q) Reliance.  The Company acknowledges that the Buyers are relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Buyer purchasing the Notes.  The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Buyers would not enter into this Agreement.

(r) Brokers’ Fees.  The Company does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement (other than commissions to be paid by the Company to the Placement Agents).

4. COVENANTS.

(a) Best Efforts.  Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

(b) Reverse Split and Series C Preferred Stock Designation.  The Company hereby undertakes to take all steps necessary to effect the Reverse Split and authorize the Series C Preferred Stock. Following completion of all required actions, the Company shall file a Certificate of Designation of Series C Convertible Preferred Stock with the Secretary of State of the State of Nevada substantially in the form to be approved by the Board of Directors of the Company.

(c) Form D.  The Company agrees to file a Form D with respect to the offer and sale of the Notes as required under Regulation D.  The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Notes, or obtain an exemption for the sale of the Notes to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

(d) Furnishing of Information.  As long as any Buyer owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  As long as any Buyer owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, the Company shall prepare and furnish to the Buyers and make publicly available in accordance with Rule 144(c) under the Securities Act such information as is required for the Buyers to sell the Securities under Rule 144.  The Company further covenants that it shall take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, including, without limitation, payment of all legal fees and transfer agent fees associated with the Buyer’s removal of restrictive legends (but excluding brokerage fees or commissions), provided, however, that Buyers utilize only counsel approved by the Company.

(e) Shareholder Rights Plan.  No claim will be made or enforced by the Company or, to the knowledge of the Company, any other person that any Buyer is an “Acquiring Person” under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Buyer could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Buyers.  The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could become applicable to the Buyer as a result of the Buyer and the Company fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, the issuance of the transactions contemplated hereunder, including the MVP Acquisition.  Following the termination of the Offering, the Company may adopt a new shareholder rights plan intended to discourage unwanted takeover attempts, in such form and subject to such provisions as are deemed advisable by the Board of Directors.

(f) Securities Laws Disclosure; Publicity.  Each Buyer shall consult with the Company in issuing any press releases with respect to the transactions contemplated hereby, and no Buyer shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, which consent shall not unreasonably be withheld.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Buyer, or include the name of any Buyer in any filing with the SEC or any regulatory agency, without the prior written consent of such Buyer, except (i) as required by federal securities law in connection with any registration statement contemplated by Section 7 to the extent such disclosure is required by law.

(g) Use of Proceeds; Controlled Bank Account.  The Company anticipates using the gross proceeds from the Offering as set forth on Schedule 4(g), annexed hereto, in strict accordance with a pre-approved budget.  All proceeds from the Offering will be deposited into a controlled bank account over which David Rector or his designee will have sole authority and control.  Mr. Rector or such designee will have sole authority and discretion to disburse such funds in accordance with the pre-approved budget.  Any action to remove Mr. Rector or his designee as the control person over such account, to add one or more additional individuals as control persons of such account or to require Mr. Rector to disburse such funds in variance or in excess of the pre-approved budget may only be taken by (i) the unanimous approval of the Company’s Board of Directors and (ii) the consent of the Lead Investor (as defined below).  The removal, withdrawal or resignation of Mr. Rector as director shall not affect his or his designee’s authority hereunder, and shall be deemed a breach hereof, unless approved by the Lead Investor.  The Company will indemnify and hold harmless Mr. Rector, his designee, and their successors or assigns, for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any losses incurred in connection herewith, as such expenses or losses are incurred, excluding only losses that result directly from such person’s gross negligence or willful misconduct.

(h) Board of Directors Representation.  The lead investor in this Offering, set forth on Schedule 4(e) hereto (the “Lead Investor”), shall be entitled to designate one (1) designee to the Company’s Board of Directors for as long the Lead Investor holds securities of the Company.  Upon closing of the MVP Acquisition, David Rector shall remain as a member of the Board of Directors and MVP Portfolio shall have the right to appoint up to four (4) members to the Board of Directors.

(i) Reservation of Shares.  The Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance that number of shares of Common Stock, on a post-Reverse Split basis, equal to the Conversion Shares, as those numbers may be adjusted from time to time.

(j) Corporate Existence.  So long as any of the Notes remain outstanding, the Company shall not, and shall cause each of its subsidiaries not to, directly or indirectly consummate any merger, reorganization, restructuring, reverse stock split, except for the Reverse Split, consolidation, sale of all or substantially all of the Company’s assets, enter into a change of control transaction, or any similar transaction or related transactions (each such transaction, an “Organizational Change”), unless, prior to the consummation of an Organizational Change, the Company obtains the written consent of each Buyer.  In any such case, the Company will make appropriate provision with respect to such holders’ rights and interests to insure that the provisions of this Section 4(d) will thereafter be applicable to the Notes.  The provisions of this Section 4(d) shall be inapplicable with respect to any Organizational Change, if any, effected in connection with the Reverse Split.

(k) Resales Absent Effective Registration Statement.  Each of the Buyers understands and acknowledges that (i) this Agreement and the agreements contemplated hereby may require the Company to issue and deliver the Conversion Shares to the Buyers with legends restricting their transferability under the Securities Act, and (ii) it is aware that resales of such securities may not be made unless, at the time of resale, there is an effective registration statement under the Securities Act covering such Buyer’s resale(s) or an applicable exemption from registration.

(l) Disclosure of Transactions and Other Material Information. On or before 5:30 p.m., New York time, on the fourth (4th) Business Day following the date of the first Closing of the transactions contemplated by this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Agreements in the form required by the Exchange Act and attaching all the material agreements (including, without limitation, this Agreement and the form of the MVP Acquisition agreements) (including all attachments, the “8-K Filing”).  From and after the issuance of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) delivered to the Buyer by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Agreement.  The Company shall as promptly as practicable following the 8-K Filing amend the 8-K filing to file such financials statements and other information as required under the Exchange Act, but in no event later than seventy-one (71) days following such 8-K Filing.  The Company shall have engaged a PCAOB auditor and as expeditiously as possible (within forty-five (45) days following the first Closing of the transactions contemplated by this Agreement), complete audited financial statements for MV Patents (the Company and its subsidiaries) including any predecessors and all pro-forma information, required for filing in the 8-K amendment as is required by the rules and regulations of the Securities and Exchange Commission

5. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Notes to the Buyer(s) at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a) The receipt and acceptance by the Company of subscriptions for the Minimum Amount.

(b) Each Buyer shall have executed this Agreement and completed and executed the Investor Certification, the Investor Profile and the Anti-Money Laundering Information Form and delivered them to the Company.

(c) The Buyer(s) shall have delivered to the Escrow Agent the Purchase Price for Notes in respective amounts as set forth on the signature page(s) affixed hereto and the Escrow Agent shall have delivered the net proceeds to the Company by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.

(d) The representations and warranties of the Buyer(s) contained in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer(s) shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer(s) at or prior to the Closing Date.

6. CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE.

(a) The obligation of the Buyer(s) hereunder to purchase the Notes at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions:

(i) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.  The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Notes, all of which shall be in full force and effect.  The Buyers shall have received a certificate, executed by the President of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyers, including, without limitation, an update as of the Closing Date regarding the representation contained in Section 3(c) above.

(ii) The Company shall have executed and delivered to the Buyers the Notes in the respective amounts set forth on the Buyer Signature Pages affixed hereto.

(iii) The Company, shall have delivered to the Buyers a certificate, executed on its behalf by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the issuance of the Notes, certifying the current versions of the Articles of Incorporation and By-laws of the Company and certifying as to the signatures and authority of persons signing this Agreement on behalf of the Company.

(b) Indemnification of Buyers.  In consideration of the Buyer’s execution and delivery of this Agreement and acquiring the Notes hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Buyer(s) and each other holder of the Notes, and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Buyer Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Buyer Indemnitees or any of them as a result of, or arising out of, or relating to (a) any material breach of any covenant, agreement or obligation of the Company contained in this Agreement, or (b) any cause of action, suit or claim brought or made against such Buyer Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement by any of the Buyer Indemnitees.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

7. “PIGGY-BACK” REGISTRATION RIGHTS.

If the Company at any time proposes to register any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities (as defined below) for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Buyers pursuant to an effective registration statement, each such time it will give at least ten (10) days’ prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within ten (10) days after the giving of any such notice by the Company, to register any of the Registrable Securities not previously registered, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the “Seller” or “Sellers”); provided that Seller provides the Company in writing with such information regarding Seller and Seller’s securities ownership as the Company may reasonably request in connection with preparing a registration statement. In the event that any registration pursuant to this Section 7 shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding anything to the contrary herein, the Company may withdraw or delay or suffer a delay of any registration statement referred to in this Section 7 without thereby incurring any liability to the Sellers.

“Restricted Securities” means securities that are neither subject to a registration statement that is effective under the Securities Act nor immediately saleable into the public market without volume restrictions (whether pursuant to Rule 144 or other then-applicable exemption).

“Registrable Securities” means, for so long as they are Restricted Securities, the Conversion Shares.

8. GOVERNING LAW: MISCELLANEOUS.

(a) Governing Law.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.  The parties further agree that any action between them shall be heard exclusively in federal or state court sitting in the New York County, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York, sitting in New York County and the United States District Court for the Southern District of New York for the adjudication of any civil action asserted pursuant to this paragraph.

(b) Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

(c) Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e) Entire Agreement, Amendments.  This Agreement supersedes all other prior oral or written agreements between the Buyer(s), the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein (including any term sheet), and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(f) Notices.  Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile; (iii) upon receipt when sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	California Gold Corp.
c/o Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor New York, New York 10022 Attention: Adam S. Gottbetter, Esq.
Facsimile: (212) 400-6901

With a copy to:	Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, New York 10022
Attention: Adam S. Gottbetter, Esq.
Telephone: (212) 400-6900
Facsimile: (212) 400-6901

If to the Buyer(s), to its address and facsimile number set forth on the Buyer Signature Page affixed hereto.  Each party shall provide five (5) days’ prior written notice to the other party of any change in address or facsimile number.

(g) Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.  No party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

(h) No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i) Survival.  Unless this Agreement is terminated under Section 8(l), the representations and warranties of the Buyer(s) and the Company contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4 and 8, and the indemnification provisions set forth in Section 6, shall survive the Closing for a period of two (2) years following the date on which the Notes are repaid in full.  The Buyer(s) shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j) Publicity.  The Company shall have the right to approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any other party; and the Company shall be entitled, without the prior approval of any Buyer, to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations or as it otherwise deems appropriate.

(k) Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l) Termination.  In the event that the Closing shall not have occurred with respect to the Buyers on or before five (5) business days from the date hereof due to the Company’s or the Buyer’s failure to satisfy the conditions set forth in Sections 5 and 6 above (and the non-breaching party’s failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

(m) No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(n) Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Buyer and the Company will be entitled to specific performance under this Agreement.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

(o) ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad.  The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions.  Since April 24, 2002, all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities.  Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets.  According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of our required program, we may ask you to provide various identification documents or other information.  Until you provide the information or documents we need, we may not be able to effect any transactions for you.

[REMAINDER PAGE INTENTIONALLY LEFT BLANK]

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

2
A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3	“Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4
A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:
California Gold Corp.

By:
_________________________ Name: James D. Davidson
Title: Chief Executive Officer

BUYERS:

The Buyers executing the Buyer Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

To subscribe for Notes in the private offering of California Gold Corp.:

1.	Date and Fill in the principal amount of Notes being purchased and Complete and Sign the Buyer Signature Page of the Securities Purchase Agreement, attached as Annex A.

2.	Initial the Investor Certification attached as Annex B.

3.	Complete and Sign the Investor Profile attached as Annex C.

4.	Complete and Sign the Anti-Money Laundering Information Form attached as Annex D.

5.	Fax or email all forms and then send all signed original documents to:

Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY 10022
Facsimile Number:  212.400.6901
Telephone Number:  212.400.6900
Attention:  Eleanor Osmanoff
Email:  emo@gottbetter.com

6.
If you are paying the Purchase Price by wire transfer, you should send a wire transfer for the exact dollar amount of the Purchase Price of the principal amount of Notes you are offering to purchase according to the following instructions:

Bank Name:                                           PNC Bank
300 Delaware Ave.
Wilmington, DE 19801
ABA Routing Number:                                           031100089
Account Name:                                           CSC Trust Company of Delaware
Account Number:                                                      5605012373
Reference:	FFC: California Gold Corp. Escrow; 79-2079 – [insert Subscriber’s name]”

ANNEX A

BUYER SIGNATURE PAGE
to
Securities Purchase Agreement

The undersigned, desiring to: (i) enter into the Securities Purchase Agreement, dated as of _______________1, 2014 (the “Securities Purchase Agreement”), between the undersigned, California Gold Corp., a Nevada corporation (the “Company”), and the other parties thereto, in or substantially in the form furnished to the undersigned, and (ii) purchase the Notes of the Company as set forth below, hereby agrees to purchase such Notes from the Company and further agrees to join the Securities Purchase Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof.  The undersigned specifically acknowledges having read the representations section in the Securities Purchase Agreement entitled “Buyer’s Representations and Warranties,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Buyer.

The Buyer hereby elects to purchase $____________ principal amount of Notes (to be completed by the Buyer) under the Securities Purchase Agreement.

BUYER (individual)	BUYER (entity)

Signature	Name of Entity

Print Name	Signature

Print Name:
Signature (if Joint Tenants or Tenants in Common)
Title:
Address of Principal Residence:
Address of Executive Offices:

Social Security Number(s):	IRS Tax Identification Number:

Telephone Number:	Telephone Number:

Facsimile Number:	Facsimile Number:

E-mail Address:	E-mail Address:

1 Will reflect the Closing Date.  Not to be completed by Buyer.

ANNEX B

CALIFORNIA GOLD CORP.
INVESTOR CERTIFICATION

For Individual Accredited Investors Only
(all Individual Accredited Investors must INITIAL where appropriate):

Initial _______
I have a net worth of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. (For purposes of calculating your net worth under this paragraph, (a) your primary residence shall not be included as an asset; (b) indebtedness secured by your primary residence, up to the estimated fair market value of your primary residence at the time of your purchase of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of your purchase of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by your primary residence in excess of the estimated fair market value of your primary residence at the time of your purchase of the securities shall be included as a liability.)

Initial _______
I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Accredited Investors
(all Non-Individual Accredited Investors must INITIAL where appropriate):

Initial _______
The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial _______
The investor certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing the Company.

Initial _______
The investor certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment advisor.

Initial _______	The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Agreement.

Initial _______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet at least one of the criteria for Individual Investors.

Initial _______	The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial _______
The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial _______
The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

ANNEX B

Initial _______
The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______	The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act of 1933, or a registered investment company.

ANNEX B

For Non-U.S. Person Investors
(all Investors who are not a U.S. Person must INITIAL this section):

Initial _______	The investor is not a “U.S. Person” as defined in Regulation S; and specifically the investor is not:

A.	a natural person resident in the United States of America, including its territories and possessions (“United States”);

B.	a partnership or corporation organized or incorporated under the laws of the United States;

C.	an estate of which any executor or administrator is a U.S. Person;

D.	a trust of which any trustee is a U.S. Person;

E.	an agency or branch of a foreign entity located in the United States;

F.	a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

G.	a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or

H.
a partnership or corporation: (i) organized or incorporated under the laws of any foreign jurisdiction; and (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

And, in addition:

I.	the investor was not offered the securities in the United States;

J.	at the time the buy-order for the securities was originated, the investor was outside the United States; and

K.
the investor is purchasing the securities for its own account and not on behalf of any U.S. Person (as defined in Regulation S) and a sale of the securities has not been pre-arranged with a purchaser in the United States.

ANNEX C

CALIFORNIA GOLD CORP.
Investor Profile
(Must be completed by Investor)

Section A - Personal Investor Information

Investor Name(s):
Individual executing Profile or Trustee:
Social Security Numbers / Federal I.D. Number:
Date of Birth:		Marital Status:
Joint Party Date of Birth:		Investment Experience (Years):
Annual Income:		Liquid Net Worth:
Net Worth (excluding value of primary residence):
Tax Bracket:	15% or below	25% - 27.5%	Over 27.5%

Home Street Address:
Home City, State & Zip Code:
Home Phone:	Home Fax:	Home Email:
Employer:
Employer Street Address:
Employer City, State & Zip Code:
Bus. Phone:	Bus. Fax:	Bus. Email:
Type of Business:
(PLACEMENT AGENT) Account Executive / Outside Broker/Dealer:

If you are a United States citizen, please list the number and jurisdiction of issuance of any other government-issued document evidencing residence and bearing a photograph or similar safeguard (such as a driver’s license or passport), and provide a photocopy of each of the documents you have listed.

If you are NOT a United States citizen, for each jurisdiction of which you are a citizen or in which you work or reside, please list (i) your passport number and country of issuance or (ii) alien identification card number AND (iii) number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard, and provide a photocopy of each of these documents you have listed.  These photocopies must be certified by a lawyer as to authenticity.

Section B – Certificate Delivery Instructions

Please deliver certificate to the Employer Address listed in Section A.
Please deliver certificate to the Home Address listed in Section A.
Please deliver certificate to the following address:

Section C – Form of Payment – Check or Wire Transfer

Check payable to CSC Trust Company of Delaware, as Escrow Agent for California Gold Corp.
Wire funds from my outside account according to Section 1(a) of the Securities Purchase Agreement.
The funds for this investment are rolled over, tax deferred from __________ within the allowed 60 day window.

Please check if you are a FINRA member or affiliate of a FINRA member firm: ________

Investor Signature		Date

ANNEX D

ANTI-MONEY LAUNDERING INFORMATION FORM
The following is required in accordance with the AML provision of the USA PATRIOT ACT.
(Please fill out and return with requested documentation.)

INVESTOR NAME:

LEGAL ADDRESS:

SSN# or TAX ID#
OF INVESTOR:

FOR INVESTORS WHO ARE INDIVIDUALS:

YEARLY INCOME:                                                                  AGE:

NET WORTH (excluding value of primary residence):

OCCUPATION:

ADDRESS OF EMPLOYER:

INVESTMENT OBJECTIVE(S):

IDENTIFICATION & DOCUMENTATION AND SOURCE OF FUNDS:

1.
Please submit a copy of non-expired identification for the authorized signatory(ies) on the investment documents, showing name, date of birth, address and signature.  The address shown on the identification document MUST match the Investor’s address shown on the Investor Signature Page.

Current Driver’s License	or	Valid Passport	or	Identity Card
(Circle one or more)

2.
If the Investor is a corporation, limited liability company, trust or other type of entity, please submit the following requisite documents: (i) Articles of Incorporation, By-Laws, Certificate of Formation, Operating Agreement, Trust or other similar documents for the type of entity; and (ii) Corporate Resolution or power of attorney or other similar document granting authority to signatory(ies) and designating that they are permitted to make the proposed investment.

3.	Please advise where the funds were derived from to make the proposed investment:

Investments	Savings	Proceeds of Sale	Other ____________
(Circle one or more)

Signature:

Print Name:

Title (if applicable):

Date:

EXHIBIT A

Form of Note

EXHIBIT B

Form of Escrow Agreement

EXHIBIT C

Form of Series C Convertible Preferred Stock Certificate of Designation

EXHIBIT D

Form of Series D Convertible Preferred Stock Certificate of Designation